January 3, 2019

DBX ETF TRUST

Xtrackers Harvest CSI 300 China A-Shares ETF

Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF

(the “Funds”)

Supplement to the Funds’ Summary Prospectuses and Statutory Prospectus, each dated September 28, 2018, and as each may be supplemented from time to time

Effective immediately, the information contained in the section of each Fund’s Summary Prospectus and Statutory Prospectus entitled “Management—Portfolio Managers” is hereby deleted and replaced with the following:

Kevin Sung and Tom Chan, employees of the Sub-Adviser, are primarily responsible for the day-to-day management of the Fund. Messrs. Sung and Chan have been portfolio managers of the Fund since December 2018.

Effective immediately, the information contained in the section of the Prospectus entitled “Fund Details—Management—Portfolio Managers—Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF” is hereby deleted and replaced with the following:

Kevin Sung and Tom Chan are primarily responsible for the day-to-day management of the Funds. They are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their team to focus on certain asset classes, implementing the investment strategy, researching and reviewing the investment strategy, and overseeing members of their portfolio management team with more limited responsibilities.

Mr. Sung joined HGI in April 2018. He has eight years of financial industry experience. Before joining HGI, he was a portfolio manager in DWS and Creditease. Prior to that, he worked in Value Partners Limited (Hong Kong) to develop quantitative strategy and managed ETF and quantitative portfolios. He earned a MSc degree in Financial Mathematics and Statistics from Hong Kong University of Science and Technology, as well as a MPhil degree and a BSc degree in Physics from The Chinese University of Hong Kong. He is a CFA Charterholder and FRM holder.

Mr. Chan joined HGI in December 2018. He has five years of financial industry experience, including ETF portfolio management and quantitative strategies development. Before joining HGI, he was a Senior Analyst in Value Partners and Analyst in Conning Asia Pacific. He was graduated with Bachelors Degree in Quantitative Finance and Risk Management Science from The Chinese University of Hong Kong. He is a CFA Charterholder.

Please retain this supplement for future reference.